Kurv Yield Premium Strategy Google (GOOGL) ETF
Schedule of Investments
August 31, 2024 (Unaudited)

PURCHASED OPTIONS - 0.2%	Notional Amount	Contracts	Value
Call Options - 0.2%			$–
Alphabet, Inc., Expiration: 10/18/2024; Exercise Price: $190.00 (a)(b)(d)	$2,238,306	137	$4,518
TOTAL PURCHASED OPTIONS (Cost $134,731)			4,518

SHORT-TERM INVESTMENTS - 115.6%
Money Market Funds - 2.9%		Shares
Northern U.S. Government Money Market Fund, 5.02% (c)(d)		65,594	65,594

U.S. Treasury Bills - 112.7%		Par
5.25%, 09/10/2024 (d)(e)		$1,238,000	1,236,744
5.26%, 10/10/2024 (d)(e)		1,310,000	1,303,093
			2,539,837
TOTAL SHORT-TERM INVESTMENTS (Cost $2,604,621)			2,605,431

TOTAL INVESTMENTS - 115.8% (Cost $2,739,352)			$2,609,949
Liabilities in Excess of Other Assets - (15.8)%			(355,405)
TOTAL NET ASSETS - 100.0%			$2,254,544

Percentages are stated as a percent of net assets.

(a)	FLexible EXchange® Options
(b)	100 shares per contract.
(c)	The rate shown represents the 7-day annualized effective yield as of August 31, 2024.
(d)	All or a portion of security has been pledged as collateral. The total value of assets committed as collateral as of August 31, 2024 is $2,609,949.
(e)	The rate shown is the effective yield as of August 31, 2024.

Kurv Yield Premium Strategy Google (GOOGL) ETF
Schedule of Written Options
August 31, 2024 (Unaudited)

WRITTEN OPTIONS - (16.6)% (a)(b)	Notional Amount	Contracts	Value
Call Options - (0.9)%
Alphabet, Inc., Expiration: 10/18/2024; Exercise Price: $175.00	$(2,238,306)	(137)	$(20,139)

Put Options - (15.7)%
Alphabet, Inc., Expiration: 10/18/2024; Exercise Price: $190.00	(2,238,306)	(137)	(353,102)
TOTAL WRITTEN OPTIONS (Premiums received $177,066)			$(373,241)

Percentages are stated as a percent of net assets.

(a)	FLexible EXchange® Options
(b)	100 shares per contract.

NEOS ETF Trust
Kurv Yield Premium Strategy Google (GOOGL) ETF
Notes to Quarterly Schedule of Investments
August 31, 2024 (Unaudited)

Investment Valuation
The Fund discloses the fair value of their investments in a hierarchy that distinguishes between: (1) market participant assumptions developed based on market data obtained from sources independent of the Fund’s (observable inputs) and (2) the Fund’s own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the hierarchy are as follows:

• Level 1 — Quoted prices in active markets for identical assets that the Fund has the ability to access.
• Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
• Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of August 31, 2024:

	Level 1	Level 2	Level 3	Total
Assets:
Purchased Options(a)	$–	$4,518	$–	$4,518
Money Market Funds	65,594	–	–	65,594
U.S. Treasury Bills	–	2,539,837	–	2,539,837
Total Assets	$65,594	$2,544,355	$–	$2,609,949

Liabilities:
Written Options(a)	$–	$(373,241)	$–	$(373,241)
Total Liabilities	$–	$(373,241)	$–	$(373,241)

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)   The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to a Fund’s NAV than the uncertainties surrounding inputs for a non-derivative security with the same market value.